Exhibit (h)(70)

SCHEDULE A – Borrowing Funds

Except as otherwise indicated below, for each Fund, the Master Agreement was effective as of the Effective Date.

IVY FUNDS

Ivy Apollo Multi-Asset Income Fund

Ivy Apollo Strategic Income Fund

Ivy Asset Strategy Fund

Ivy Balanced Fund

Ivy Bond Fund

Ivy Core Equity Fund

Ivy Cundill Global Value Fund

Ivy Dividend Opportunities Fund

Ivy Emerging Markets Equity Fund

Ivy Emerging Markets Local Currency Debt Fund

Ivy Energy Fund

Ivy European Opportunities Fund

Ivy Global Bond Fund

Ivy Global Growth Fund

Ivy Global Income Allocation Fund

Ivy Global Equity Income Fund

Ivy Global Natural Resources Fund

Ivy Global Real Estate Fund

Ivy Global Risk-Managed Real Estate Fund

Ivy High Income Fund

Ivy International Core Equity Fund

Ivy Large Cap Growth Fund

Ivy Limited-Term Bond Fund

Ivy Managed International Opportunities Fund

Ivy Micro Cap Growth Fund

Ivy Mid Cap Growth Fund

Ivy Mid Cap Income Opportunities Fund

Ivy Money Market Fund

Ivy Municipal Bond Fund

Ivy Municipal High Income Fund

Ivy Real Estate Securities Fund

Ivy Science and Technology Fund

Ivy Small Cap Growth Fund

Ivy Small Cap Value Fund

Ivy Targeted Return Bond Fund

Ivy Tax-Managed Equity Fund

Ivy Value Fund

WADDELL & REED ADVISORS FUNDS

Waddell & Reed Advisors Accumulative Fund

Waddell & Reed Advisors Asset Strategy Fund

Waddell & Reed Advisors Bond Fund

Waddell & Reed Advisors Cash Management

Waddell & Reed Advisors Continental Income Fund

Waddell & Reed Advisors Core Investment Fund

Waddell & Reed Advisors Dividend Opportunities Fund

Waddell & Reed Advisors Energy Fund

Waddell & Reed Advisors Global Bond Fund

Waddell & Reed Advisors Government Securities Fund

Waddell & Reed Advisors High Income Fund

Waddell & Reed Advisors International Growth Fund

Waddell & Reed Advisors Municipal Bond Fund

Waddell & Reed Advisors Municipal High Income Fund

Waddell & Reed Advisors New Concepts Fund

Waddell & Reed Advisors Science and Technology Fund

Waddell & Reed Advisors Small Cap Fund

Waddell & Reed Advisors Tax-Managed Equity Fund

Waddell & Reed Advisors Value Fund

Waddell & Reed Advisors Vanguard Fund

IVY FUNDS VARIABLE INSURANCE PORTFOLIOS

Ivy Funds VIP Asset Strategy

Ivy Funds VIP Balanced

Ivy Funds VIP Bond

Ivy Funds VIP Core Equity

Ivy Funds VIP Dividend Opportunities

Ivy Funds VIP Energy

Ivy Funds VIP Global Bond

Ivy Funds VIP Global Growth

Ivy Funds VIP Global Natural Resources

Ivy Funds VIP Growth

Ivy Funds VIP High Income

Ivy Funds VIP International Core Equity

Ivy Funds VIP Limited-Term Bond

Ivy Funds VIP Micro Cap Growth

Ivy Funds VIP Mid Cap Growth

Ivy Funds VIP Money Market

Ivy Funds VIP Pathfinder Aggressive

Ivy Funds VIP Pathfinder Conservative

Ivy Funds VIP Pathfinder Moderate

Ivy Funds VIP Pathfinder Moderate-Managed Volatility

Ivy Funds VIP Pathfinder Moderately Aggressive

Ivy Funds VIP Pathfinder Moderately Aggressive-Managed Volatility

Ivy Funds VIP Pathfinder Moderately Conservative

Ivy Funds VIP Pathfinder Moderately Conservative-Managed Volatility

Ivy Funds Real Estate Securities

Ivy Funds VIP Science and Technology

Ivy Funds VIP Small Cap Growth

Ivy Funds VIP Small Cap Value

Ivy Funds VIP Value

INVESTED PORTFOLIOS

InvestEd Growth Portfolio

InvestEd Balanced Portfolio

InvestEd Conservative Portfolio

Amended and Effective October 1, 2015 with respect to the addition of Ivy Apollo Strategic Income Fund and Ivy Apollo Multi-Asset Income Fund; Amended and Effective November 17, 2015 with respect to the addition of Ivy Targeted Return Bond Fund.

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EACH TRUST ABOVE, ON BEHALF OF EACH OF ITS SERIES LISTED ABOVE

By:	/s/ Mara D. Herrington
Name: Mara D. Herrington
Title: Vice President and Secretary

IVY INVESTMENT MANAGEMENT COMPANY

By:	/s/ Henry J. Herrmann
Name: Henry J. Herrmann
Title: President

WADDELL & REED INVESTMENT MANAGEMENT COMPANY

By:	/s/ Henry J. Herrmann
Name: Henry J. Herrmann
Title: President